STOCK OPTION AGREEMENT dated as of [                  ]
between BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation (the "Company"), and the other party signatory hereto (the "Director").

          WHEREAS, the Director is currently a director of the Company and, pursuant to the Company's Amended and Restated 1992 Directors' Stock Option Plan (the "Plan") and upon the terms and subject to the conditions hereinafter set forth, the Company desires to provide the Director with an incentive to remain in its service and to increase his interest in the success of the Company by granting to the Director a nonqualified stock option (the "Option") to purchase shares of common stock, par value $0.02 per share, of the Company (the "Common Stock");

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

          1. Definitions; Incorporation of Plan Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan, a copy of which is attached hereto. This Agreement and the Option shall be subject to the Plan, the terms of which are hereby incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Agreement, the Plan shall govern. The date of grant of the Option shall be the date specified at the foot of the signature page hereof.

          2. Grant of Option. Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants the Option to the Director. The Option's Date of Grant and per share exercise price and the number of shares of Common Stock for which the Option is exercisable are set forth at the foot of the signature page hereof. The Option shall be exercisable as hereinafter provided.

          3. Terms and Conditions of Option. The Option evidenced hereby is subject to the following terms and conditions:

          (a)  Vesting.    The Option awarded hereunder shall vest
     and become exercisable on the date that is six months from the Date of Grant (the "Vesting Date").

          (b) Option Period. The Option shall expire ten years from the Date of Grant, subject to earlier termination as provided herein and in the Plan.

          (c) Exercise Following Termination of Service Due to Death. If the Director ceases to be a member of the Board by reason of death, the Option, if exercisable at the time of the Director's death, may be exercised by such Director's Beneficiary at any time within one year after the date of such termination of service, subject to the earlier expiration of such Option as provided for in Section 3(b) above. At the end of such one-year period, the Option shall expire. If the Option is not exercisable at the date of termination of service, it shall expire on such date.

          (d) Exercise Following Termination of Service Due to Disability. If the Director ceases to be a member of the Board by reason of Disability, the Option, if exercisable at the time of cessation of service due to such Disability, may be exercised by the Director at any time within one year after the date of such termination of service, subject to the earlier expiration of such Option as provided for in Section 3(b) above. At the end of such one-year period, the Option shall expire. If the Option is not exercisable at the date of termination of service, it shall expire on such date.

          (e) Exercise Following Other Terminations of Service. If the Director ceases to be a member of the Board for any reason other than death or Disability, then the Director shall have the right, subject to the terms and conditions hereof and in the Plan, to exercise the Option if exercisable at the time of such cessation of service, at any time within three months after the date of such termination, subject to the earlier expiration of the Option as provided for in Section 3(b) above; provided, however, that in the event that the Director is also an employee of the Company or becomes an employee upon ceasing to be a member of the Board, the Option shall vest and become exercisable in accordance with its terms and conditions and shall remain exercisable for a period of three months after such individual's employment with the Company terminates for any reason. At the end of such three-month period, the Option shall expire. Except as provided in the Plan, if the Option is not exercisable at the date of termination of service, it shall expire on such date.

          (f) Notice of Exercise. Subject to the other terms and conditions hereof and in the Plan, the Director may exercise the Option, to the extent vested, by giving written notice of exercise to the Company; provided, however, that in no event shall the Option be exercisable for a fractional share.

          (g) Payment. Subject to the last sentence of this Section 3(g), prior to the issuance of a certificate pursuant to Section 3(j) hereof evidencing the shares of Common Stock in respect of which all or a portion of the Option shall have been exercised, the Director shall have paid to the Company the exercise price of the Option for all such shares purchased pursuant to the exercise of the Option. Payment may be made by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars, or in shares of Common Stock already owned by the Director for at least six months at the time of exercise valued at their Fair Market Value as of the last business day preceding the date of exercise, or in a combination of cash or such shares. Payment of the exercise price in shares of Common Stock shall be made (i) by delivering to the Company the share certificate(s) representing the required number of shares, with the Director signing his or her name on the back or by attaching executed stock powers (the signature of the Director must be guaranteed in either case) or
     (ii) attesting to ownership of a sufficient number of shares of Common Stock. In addition to the exercise methods described above, the Director may exercise the Option through a procedure whereby the Director delivers to the Company an irrevocable notice of exercise in exchange for the Company issuing the shares of Common Stock subject to the Option to a broker previously designated or approved by the Company, subject to such rules and procedures as the Administrator may determine (for purposes of such a transaction the value of shares of the Common Stock shall be deemed to equal the Fair Market Value of the Common Stock on the date of exercise of the Option).

          (h) Stockholder Rights. The Director shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of the Option until a certificate evidencing such shares shall have been issued to the Director pursuant to Section 4(j), and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Director shall become the holder of record thereof.

          (i) Limitation on Exercise. The Option shall not be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

          (j) Issuance of Shares. Subject to the foregoing conditions, Section 3(k) and the terms of the Plan, as soon as reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Option for the number of shares with respect to which the Option is exercised, the Company shall deliver to the Director (or following the Director's death, the Beneficiary entitled to exercise the Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Director (or such Beneficiary), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise.

          (k) Deferral of Profit Shares. The Director may elect to defer receipt of the shares of Common Stock otherwise deliverable upon exercise of the Option. An election to defer such delivery shall be irrevocable and shall be made in writing on an Option Deferral Election Form at least six months prior to exercise. If the Director exercises the Option at any time after delivery of the Option Deferral Election Form by tendering previously-owned shares of Common Stock, the Director's Deferred Compensation Account will be credited with a number of Phantom Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Phantom Stock Units shall be paid by delivery of shares of Common Stock in accordance with the timing and manner of payment elected by the Director on his or her first Deferral Election Form filed in accordance with
     Section 4, or, if no such election form has previously been filed by the Director, then in accordance with the timing and manner of payment elected by the Director on such Option Deferral Election Form.

          (l) Transferability. The Option may not be transferred, pledged, assigned or otherwise disposed of except by will or the laws of descent and distribution; provided, however, that the Option may be, with the approval of the Administrator, transferred to a member or members of the Director's immediate family (as defined in the Plan) or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such immediate family members (collectively, "Permitted Transferees"), subject to such rules and procedures as may from time to time be adopted or imposed by the Administrator. If the Option is transferred to a Permitted Transferee, it shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Director. The Director shall notify the Company in writing prior to any proposed transfer of the Option to a Permitted Transferee and shall furnish the Company, upon request, with information concerning such Permitted Transferee's financial condition and investment experience.

          4. Change in Control. In the event of a Change in Control of the Company, the Option granted hereunder and held by the Director as of the date such Change in Control is determined to have occurred, if not yet exercisable and vested on such date, shall become fully exercisable and vested; provided, however, that if the Administrator shall receive an opinion from a nationally recognized firm of accountants to the Company that the accelerated vesting of the Option will prohibit the utilization of "pooling of interests" accounting in connection with the transaction resulting in the Change in Control of the Company, then the Option shall not become fully exercisable and vested upon the Change in Control.

          5.   No Restriction on Right of Company to Effect Corporate
Changes.
Neither the Plan nor this Agreement shall affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger consolidation of the Company, or any issuance of stock or of options, warrants or rights to purchase stock or bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          6. Survival; Assignment. Reference in this Agreement to either party shall be deemed to include the heirs and permitted successors and assigns of such party; and all agreements herein by or on behalf of the Participant, shall bind and inure to the benefit of the heirs and permitted successors and assigns of such parties hereto. The Director agrees to cause any future spouse of his or hers to deliver to the Company a consent in the form of the consent set forth in Exhibit A hereto validly executed by such spouse promptly after any such person becomes his or her spouse.

          7. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Director, to his or her attention at the mailing address set forth at the foot of the signature page of this Agreement (or to such other address as the Director shall have specified to the Company in writing) and, if to the Company, to Bedford Property Investors, Inc., 270 Lafayette Circle, Lafayette, California 94549, Attention: Secretary. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

          8. Waiver. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

          9. Headings. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.

          10.  Governing Law.   This Agreement shall shall be
governed by and construed in accordance with the laws of the Maryland without giving effect to conflicts of law principles.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Director has executed this Agreement, both as of the day and year first above written.

                                     BEDFORD PROPERTY INVESTORS, INC.


                                     By:
                                        Name:
                                        Title:


                                     DIRECTOR



                                     Name:
                                     Address:


Number of Shares
Underlying Option:

Option Price:

Date of Grant:

                            EXHIBIT A

                        Consent of Spouse

                 The undersigned, as the spouse of the Director who is the signatory to the foregoing Agreement, (a) hereby consents to, confirms and ratifies any sale by such Director of any Option or shares of Common Stock acquired upon exercise of any such Option contemplated by the foregoing Agreement and for purposes of any community property laws and all other laws conveys all of his or her right, title and interest in and to such Option or Option Shares to the purchaser of such Option or Option Shares and (b) agrees to be bound by all of the Director's obligations under the foregoing Agreement.